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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 26, 2005

                                KEMET Corporation
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             (Exact name of registrant as specified in its charter)

         Delaware                    0-20289                   57-0923789
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     (State or other        (Commission File Number)        (IRS Employer
      jurisdiction)                                       Identification No.)

           2835 KEMET Way, Simpsonville, SC                      29681
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       (Address of principal executive offices)               (Zip Code)

        Registrants telephone number, including area code: (864) 963-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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Item 2.02  Results of Operations and Financial Condition

On July 26, 2005, KEMET Corporation issued a Press Release announcing consolidated financial results for the quarter ending June 30, 2005. A copy of this Press Release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits

      (a)  Not applicable

      (b)  Not applicable

      (c)  Exhibits

99.1       Press Release, dated July 26, 2005 issued by the Company.

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                                    Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 29, 2005
                                                       KEMET Corporation

                                                       /S/ D. E. Gable
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                                                       David E. Gable
                                                       Senior Vice President and
                                                       Chief Financial Officer